EXHIBIT 10.10


                             UNITED FINANCIAL CORP.
                            2000 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN


1.       PURPOSE OF PLAN.

         This Plan shall be known as the "UNITED FINANCIAL CORP. 2000 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of United Financial Corp., a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

2.       STOCK SUBJECT TO PLAN.

         Subject to the provisions of Section 15 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized Common Stock, no par value. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 120,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3.       ADMINISTRATION OF PLAN.

                  (a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors and shall include only "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code. (The group administering the Plan shall hereinafter be referred to as the "Committee.") If no Committee is appointed, then the Committee as used elsewhere shall mean the entire Board of Directors.

                  (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the



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         Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 16 hereof to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

                  (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4.       ELIGIBILITY.

         Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees of the Company, members of the Board of Directors of the Company and consultants or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees, board members, consultants or independent contractors, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the


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Company or any of its subsidiaries or affect, in any way, the right of the
Company or any of its subsidiaries to terminate his or her employment at any time. The number of options granted to any employee shall not exceed 25,000 in any calendar year.

5.       PRICE.

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Stock shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Stock are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.       TERM.

         Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than ten (10) years from the date of granting of such option.

7.       EXERCISE OF OPTION OR AWARD.

                  (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

                  (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

                  (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall he made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Stock already owned by the optionee or grantee having a fair market value as of


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         the date of grant equal to the full purchase price of the shares, or
         (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee's or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 hereof. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

                  (d) Notwithstanding any other provision in this Plan, the Committee shall have full and complete authority to assist any employee participating in the Plan (including officers, whether or not they are directors) in the exercise of one or more options granted to such employee under the Plan by (i) authorizing the extension of a loan or loans to such employee from the Company or (ii) authorizing a guarantee by the Company of a third-party loan or loans to such employee; provided that any such loan or loans are used exclusively for (A) the cash exercise of one or more options granted to such employee under the Plan or (B) payment of any federal, state or local tax liability of such employee resulting from exercise of one or more options which do not qualify as Incentive Stock Options granted to such employee under the Plan. The terms of any loan or guarantee (including the interest rate and terms of repayment) will be established by the Committee in its sole discretion.

8.       STOCK APPRECIATION RIGHTS.

                  (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

                  (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the per share exercise


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         price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in Section 5 hereof.

9.       RESTRICTED STOCK AWARDS.

         Awards of Common Stock subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

                  (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

                  (b) Delivery of Common Stock and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Stock; (ii) none of the Common Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Stock shall be forfeited and all rights of the grantee to such Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Stock were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with


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         respect to the Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Stock.

                  (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Stock subject thereto, and a stock certificate for the appropriate number of Common Stock, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

10.      PERFORMANCE AWARDS.

         The Committee is further authorized to grant Performance awards. Subject to the terms of this Plan and any applicable award agreement, Performance awards granted under the Plan (i) may be denominated or payable in cash, Common Stock (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance award shall be determined by the Committee.

11.      INCOME TAX WITHHOLDING AND TAX BONUSES.

                  (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 hereof, equal to such taxes or (ii) delivering to the Company Common Stock other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5 hereof, equal to such taxes.

                  (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The


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         amount of any such payments shall be determined by the Committee. The
         Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

12.      ADDITIONAL RESTRICTIONS.

         The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

13.      TEN PERCENT SHAREHOLDER RULE.

         Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

14.      NON-TRANSFERABILITY.

         No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

15.      DILUTION OR OTHER ADJUSTMENTS.

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

16.      AMENDMENT OR DISCONTINUANCE OF PLAN.

         The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 15 hereof, no amendment of the Plan, however, shall without shareholder

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approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 hereof, (ii) decrease the minimum price provided in Section 5 hereof, (iii) extend the maximum term under Section 6 hereof, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

17.      TIME OF GRANTING.

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

18.      EFFECTIVE DATE AND TERMINATION OF PLAN.

                  (a) The Plan was approved by the Board of Directors on January 25, 2000, and shall be approved by the shareholders of the Company within twelve (12) months thereof.

                  (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate on January 25, 2010. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

19.      MISCELLANEOUS.

                  (a) Neither the Plan nor any award granted pursuant to the Plan shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and awardee or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

                  (b) No fractional shares shall be issued or delivered pursuant to the Plan, and the Committee shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (c) No awardee or other person shall have any claim to be granted any option under the Plan, and there is no obligation for uniformity of treatment of awardees or beneficiaries of options under the Plan. The terms and conditions of options need not be the same with respect to any awardee or with respect to different awardees.

                  (d) The validity, construction and effect of the Plan, and any rules and regulations relating to the Plan, shall be determined in accordance with the laws of the State of Montana.


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                  (e) Headings are given to the Sections and subsections of the
         Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.












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